News Release                                                            CONTACT:
                                                                        --------
                                                            Allen T. Nelson, Jr.
                                                         Chief Financial Officer
                                                           Phone: (919) 645-6321
FOR IMMEDIATE RELEASE                          Email: anelson@capitalbank-nc.com
July 17, 2003                                         --------------------------

   Capital Bank Corporation Reports 28% Increase in Second Quarter Net Income
                        Total Assets Surpass $900 million

RALEIGH, N.C. - Capital Bank Corporation (Nasdaq: CBKN) today reported consolidated net income for the second quarter of $1,557,000 or $.22 per share, which is an improvement of $340,000 or 28% when compared to net income of $1,217,000 or $.21 per share reported in the second quarter of 2002. Earnings per share did not increase proportionally to net income because the number of average shares outstanding increased by 1,227,000 shares between periods due to the acquisition in December of 2002 of High Street Corporation.

The company also reported net income for the first six months of $2,838,000 or $.41 per share compared to net income of $2,235,000 or $.40 per share in the first six months of 2002. Through the first six months of 2003, net income was up $603,000 or 27%.

Total consolidated assets on June 30, 2003 were $911 million, an increase of $269 million or 42% compared to June 30, 2002. At June 30, 2003, loans were $648 million and deposits were $684, up 39% and 36%, respectively, when compared to June 30, 2002.

Commenting on the Company's results, James A. Beck, President and Chief Executive Officer, said "We are quite pleased to once again report a quarter in which we achieved net income substantially above that of the same period last year. While our net interest margin continues to be compressed by the current low interest rate environment, we have successfully worked to offset lower margins by generating robust growth in our loan and investment portfolios. In addition, we continued our strong increases in noninterest income led by record levels of production from our home mortgage lending operation. In fact, revenue from our mortgage banking activities exceeded $1.2 million in the second quarter."

Capital Bank Corporation, headquartered in Raleigh, North Carolina, with over $910 million in total assets, offers a broad range of financial services through its two subsidiaries, Capital Bank and Capital Bank Investment Services, Inc. Capital Bank operates 21 banking offices in Raleigh (3), Sanford (3), Burlington
(3), Asheville (2), Cary (2), Oxford (2), Hickory, Siler City, Graham, Warrenton, Woodland and Seaboard and a mortgage lending office in Greensboro. Capital Bank Corporation was recently ranked in the Fortune Small Business Magazine as 64th in the United States among the fastest growing public companies with annual revenues of less than $200 million. The company's website is www.capitalbank-nc.com
----------------------

Information in this press release contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates and the effects of competition. Additional factors that could cause actual results to differ materially are discussed in Capital Bank Corporation's filings with the Securities and Exchange Commission.

                            Capital Bank Corporation
                              Summary of Operations
                      (000's omitted except per share data)

                                                           Three Months        Three Months       Six Months            Six Months
                                                              Ended               Ended              Ended                 Ended
                                                          June 30, 2003       June 30, 2002      June 30, 2003         June 30, 2002
                                                          -------------       -------------      -------------         -------------
Interest income                                             $  10,135           $   9,140          $  20,312             $  17,512
Interest expense                                                4,163               4,001              8,405                 7,604
                                                           -----------         -----------        -----------           -----------
    Net interest income                                         5,972               5,139             11,907                 9,908
Provision for loan losses                                         600                 705              1,200                 1,230
                                                           -----------         -----------        -----------           -----------
    Net interest income after provision for loan losses         5,372               4,434             10,707                 8,678
Non-interest income                                             2,739               1,548              5,344                 3,133
Non-interest expense                                            5,777               4,162             11,725                 8,248
                                                           -----------         -----------        -----------           -----------
    Income before taxes                                         2,334               1,820              4,326                 3,563
Income tax expense                                                777                 603              1,488                 1,328
                                                           -----------         -----------        -----------           -----------
    Net income                                              $   1,557           $   1,217          $   2,838             $   2,235
                                                           ===========         ===========        ===========           ===========

Income per share - basic                                    $    0.23           $    0.22          $    0.42             $    0.42
                                                           ===========         ===========        ===========           ===========

Income per share - fully diluted                            $    0.22           $    0.21          $    0.41             $    0.40
                                                           ===========         ===========        ===========           ===========

                             End of Period Balances
                      (000's omitted except per share data)

                                                    2003                                         2002
                                      ---------------------------------  -------------------------------------------------------
                                        June 30              March 31      December 31        September 30             June 30
                                      ---------------------------------  --------------     ---------------          -----------
Assets                                $  910,872            $ 856,076       $ 840,976          $ 659,382             $ 642,126
Loans                                    648,040              622,015         600,609            475,865               467,071
Investment securities                    161,938              155,835         155,304            123,533               114,039
Deposits                                 684,180              652,690         644,887            521,930               503,021
Shareholders' equity                      76,416               76,512          75,471             56,811                57,318

Book value per share                       11.72                11.55           11.44              10.76                 10.73
Allowance for loan losses                  9,873                9,919           9,390              7,203                 6,873
Net charge-offs                              646                   71             158              2,230                   582
Nonperforming assets *                     6,279                7,153           3,994              5,514                 4,757
Allowance for loan losses as a
    percent of total loans                 1.52%                1.59%           1.56%              1.51%                 1.47%
Nonperforming assets as a percent of
    total assets                           0.69%                0.84%           0.47%              0.84%                 0.74%
Net interest margin **                     3.07%                3.10%           3.20%              3.28%                 3.43%

* Loans 90 days or more past due or in nonaccrual status and other real estate ** On a Fully Taxable Equivalent basis

                                Quarterly Results
                      (000's omitted except per share data)

Net income before taxes               $    2,334          $   1,992           $   2,464           $     654             $   1,820
Net income                                 1,557              1,281               1,637                 435                 1,217

Income per share - basic                    0.23               0.19                0.29                0.08                  0.22
Income per share - fully diluted            0.22               0.19                0.28                0.08                  0.21

Weighted average shares outstanding:
Basic                                      6,684              6,730               5,830               5,376                 5,457
Fully diluted                              6,873              6,905               5,996               5,376                 5,686


CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
June 30, 2003 and December 31, 2002
                                                                 June 30,       December 31,
ASSETS                                                             2003            2002           Changes        % Change
-----------------------------------------------------------------------------------------------------------      ----------
                                        (In thousands)                    (Unaudited)
Cash and due from banks:
     Interest-earning                                            $  13,289       $  13,925       $    (636)             -5%
     Non-interest-earning                                           26,063          18,912           7,151              38%
Federal funds sold                                                  22,152          18,696           3,456              18%
Investment securities - available for sale, at fair value          161,938         155,304           6,634               4%
Loans-net of unearned income and deferred fees                     648,040         600,609          47,431               8%
Allowance for loan losses                                           (9,873)         (9,390)           (483)              5%
                                                                 ---------       ---------       ---------       ---------
        Net loans                                                  638,167         591,219          46,948               8%
                                                                 ---------       ---------       ---------       ---------
Premises and equipment, net                                         13,386          13,399             (13)              0%
Accrued interest receivable                                          3,393           3,455             (62)             -2%
Deposit premium and goodwill, net                                   14,696          14,884            (188)             -1%
Deferred tax assets                                                  5,055           5,174            (119)             -2%
Other assets                                                        12,733           6,008           6,725             112%
                                                                 ---------       ---------       ---------       ---------

            Total assets                                         $ 910,872       $ 840,976       $  69,896               8%
                                                                 =========       =========       =========       =========

LIABILITIES
Deposits:
     Demand, non-interest bearing                                $  58,985       $  50,238       $   8,747              17%
     Savings, money market accounts and interest checking          212,017         224,208         (12,191)             -5%
     Time deposits                                                 413,178         370,441          42,737              12%
                                                                 ---------       ---------       ---------       ---------
        Total deposits                                             684,180         644,887          39,293               6%
                                                                 ---------       ---------       ---------       ---------
Accrued interest payable                                             1,300           1,450            (150)            -10%
Repurchase agreements                                               15,753          13,081           2,672              20%
Borrowings                                                         114,725          97,858          16,867              17%
Trust preferred securities                                          10,000              --          10,000             n/a
Other liabilities                                                    8,498           8,229             269               3%
                                                                 ---------       ---------       ---------       ---------
            Total liabilities                                      834,456         765,505          68,951               9%
                                                                 ---------       ---------       ---------       ---------

STOCKHOLDERS' EQUITY
Common stock, no par value; 20,000,000 shares authorized;
     shares issued 2003 - 7,077,125 and 2002 - 7,022,468            74,763          74,338             425               1%
Treasury stock at cost, no par value; 2003 - 556,811 shares
     and 2002 - 426,684 shares                                      (7,555)         (5,641)         (1,914)             34%
Retained earnings                                                    7,661           5,481           2,180              40%
Accumulated other comprehensive income                               1,547           1,293             254              20%
                                                                 ---------       ---------       ---------       ---------
            Total stockholders' equity                              76,416          75,471             945               1%
                                                                 ---------       ---------       ---------       ---------
            Total liabilities and stockholders' equity           $ 910,872       $ 840,976       $  69,896               8%
                                                                 =========       =========       =========       =========

CAPITAL BANK CORPORATION


CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended June 30, 2003 and 2002
                                                                     2003             2002            Changes          % Change
----------------------------------------------------------------------------------------------      -----------       ----------
                                          (In thousands)                    (Unaudited)
Interest income:
     Loans and loan fees                                          $     8,723      $     7,470      $     1,253                17%
     Investment securities                                              1,356            1,546             (190)              -12%
     Federal funds and other interest income                               56              124              (68)              -55%
                                                                  -----------      -----------      -----------       -----------
         Total interest income                                         10,135            9,140              995                11%
                                                                  -----------      -----------      -----------       -----------

Interest expense:
     Deposits                                                           3,074            3,207             (133)               -4%
     Borrowings and repurchase agreements                               1,089              794              295                37%
                                                                  -----------      -----------      -----------       -----------
         Total interest expense                                         4,163            4,001              162                 4%
                                                                  -----------      -----------      -----------       -----------
         Net interest income                                            5,972            5,139              833                16%
     Provision for loan losses                                            600              705             (105)              -15%
                                                                  -----------      -----------      -----------       -----------
         Net interest income after provision for loan losses            5,372            4,434              938                21%
                                                                  -----------      -----------      -----------       -----------

Noninterest income:
     Service charges and other fees                                       746              602              144                24%
     Net gain on sale of securities                                       191              159               32                20%
     Mortgage origination fees                                          1,297              433              864               200%
     Other noninterest income                                             505              354              151                43%
                                                                  -----------      -----------      -----------       -----------
         Total noninterest income                                       2,739            1,548            1,191                77%
                                                                  -----------      -----------      -----------       -----------

Noninterest expenses:
     Salaries and employee benefits                                     3,236            2,239              997                45%
     Occupancy                                                            528              378              150                40%
     Data processing                                                      309              212               97                46%
     Directors fees                                                        78               77                1                 1%
     Advertising                                                          189              123               66                54%
     Furniture and equipment                                              361              270               91                34%
     Amortization of intangibles                                           80               45               35                78%
     Other expenses                                                       996              818              178                22%
                                                                  -----------      -----------      -----------       -----------
         Total noninterest expenses                                     5,777            4,162            1,615                39%
                                                                  -----------      -----------      -----------       -----------
            Net income before tax expense                               2,334            1,820              514                28%
     Income tax expense                                                   777              603              174                29%
                                                                  -----------      -----------      -----------       -----------

            Net income                                            $     1,557      $     1,217      $       340                28%
                                                                  ===========      ===========      ===========       ===========

Earnings per share - basic                                        $      0.23      $      0.22      $      0.01                 5%
                                                                  ===========      ===========      ===========       ===========
Earnings per share - diluted                                      $      0.22      $      0.21      $      0.01                 5%
                                                                  ===========      ===========      ===========       ===========

Weighted Average Shares Used for EPS
Basic                                                               6,684,327        5,457,320        1,227,007                22%
                                                                  ===========      ===========      ===========       ===========
Fully Diluted                                                       6,872,728        5,685,534        1,187,194                21%
                                                                  ===========      ===========      ===========       ===========

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Six Months Ended June 30, 2003 and 2002
                                                                     2003             2002           Changes           % Change
----------------------------------------------------------------------------------------------      -----------       -----------
                                        (In thousands)                    (Unaudited)
Interest income:
     Loans and loan fees                                          $    17,201      $    14,256      $     2,945                21%
     Investment securities                                              2,984            3,049              (65)               -2%
     Federal funds and other interest income                              127              207              (80)              -39%
                                                                  -----------      -----------      -----------       -----------
         Total interest income                                         20,312           17,512            2,800                16%
                                                                  -----------      -----------      -----------       -----------

Interest expense:
     Deposits                                                           6,230            6,058              172                 3%
     Borrowings and repurchase agreements                               2,175            1,546              629                41%
                                                                  -----------      -----------      -----------       -----------
         Total interest expense                                         8,405          7,604 #              801                11%
                                                                  -----------      -----------      -----------       -----------
         Net interest income                                           11,907            9,908            1,999                20%
     Provision for loan losses                                          1,200            1,230              (30)               -2%
                                                                  -----------      -----------      -----------       -----------
         Net interest income after provision for loan losses           10,707            8,678            2,029                23%
                                                                  -----------      -----------      -----------       -----------

Noninterest income:
     Deposit service charges and other fees                             1,402            1,107              295                27%
     Net gain on sale of securities                                       442              243              199                82%
     Mortgage origination fees                                          2,503            1,088            1,415               130%
     Other noninterest income                                             997              695              302                43%
                                                                  -----------      -----------      -----------       -----------
         Total noninterest income                                       5,344            3,133            2,211                71%
                                                                  -----------      -----------      -----------       -----------

Noninterest expenses:
     Salaries and employee benefits                                     6,664            4,442            2,222                50%
     Occupancy                                                          1,060              746              314                42%
     Data processing                                                      588              462              126                27%
     Directors fees                                                       156              136               20                15%
     Advertising                                                          380              322               58                18%
     Furniture and equipment                                              729              565              164                29%
     Amortization of intangibles                                          154               75               79               105%
     Other expenses                                                     1,994            1,500              494                33%
                                                                  -----------      -----------      -----------       -----------
         Total noninterest expenses                                    11,725            8,248            3,477                42%
                                                                  -----------      -----------      -----------       -----------
            Net income before tax expense                               4,326            3,563              763                21%
     Income tax expense                                                 1,488            1,328              160                12%
                                                                  -----------      -----------      -----------       -----------

            Net income                                            $     2,838      $     2,235      $       603                27%
                                                                  ===========      ===========      ===========       ===========

Earnings per share - basic                                        $      0.42      $      0.42      $        --                 0%
                                                                  ===========      ===========      ===========       ===========
Earnings per share - diluted                                      $      0.41      $      0.40      $      0.01                 2%
                                                                  ===========      ===========      ===========       ===========

Weighted Average Shares:
Basic                                                               6,706,791        5,330,157        1,376,634                26%
                                                                  ===========      ===========      ===========       ===========
Fully Diluted                                                       6,888,502        5,528,382        1,360,120                25%
                                                                  ===========      ===========      ===========       ===========


                            Capital Bank Corporation
                                Average Balances
                                 (In thousands)

                                  June 30, 2003         March 31, 2003        December 31, 2002     September 30, 2002
                                  -------------         --------------        -----------------     ------------------

Total Assets                       $  865,174             $  843,569             $  728,183             $  654,352
Investments                           153,460                149,762                142,104                111,527
Loans (Gross)                         634,814                608,738                514,365                473,891
Total Earning Assets                  807,323                783,209                676,499                605,993
Deposits                              649,238                636,260                554,870                513,755
Equity                                77,179                  77,770                62,350                 58,493



                            Capital Bank Corporation
                              Nonperforming Assets
                                 (In thousands)

                                                 June 30, 2003              March 31, 2003
                                         --------------------------  -------------------------
                                                          As a                       As a
                                                        percent of                 percent of
                                             Total     total assets     Total     total assets
                                         ------------  ------------  -----------  ------------
Commercial and
  Commercial Real Estate                 $     3,329        0.38%   $      4,272       0.51%
Consumer                                          87        0.01%             87       0.01%
Equity Lines                                     183        0.03%            243       0.04%
Construction                                     298        0.03%            379       0.04%
Mortgage                                       1,637        0.18%          1,284       0.15%
                                         ------------  -----------  -------------  ----------
  Total Nonperforming Loans                    5,534        0.63%          6,265       0.75%
Other Real Estate Owned                          745        0.08%            888       0.10%
                                         ------------  -----------  -------------  ----------
  Total Nonperforming Assets             $     6,279        0.71%   $      7,153       0.85%
                                         ============  ===========  =============  ==========

Total Assets                             $   910,872                $    856,076
                                         ============               =============

Allowance for Loan Losses as a
  Percent of Nonperforming Loans                 178%                        158%
                                         ===========                ============



                                               December 31, 2002       September 30, 2002
                                         -------------------------- --------------------------
                                                         As a                        As a
                                                       percent of                  percent of
                                             Total     total assets     Total     total assets
                                         -----------   ------------ -----------   ------------
Commercial and
  Commercial Real Estate                 $     1,015        0.13%   $     1,788        0.28%
Consumer                                          33        0.00%            28        0.00%
Equity Lines                                     422        0.06%           334        0.06%
Construction                                     206        0.02%            52        0.01%
Mortgage                                       1,371        0.16%         1,449        0.22%
                                         ------------  -----------  ------------  -----------
  Total Nonperforming Loans                    3,047        0.37%         3,651        0.57%
Other Real Estate Owned                          947        0.11%         1,866        0.28%
                                         ------------  -----------  ------------  -----------
  Total Nonperforming Assets             $     3,994        0.48%   $     5,517        0.85%
                                         ============  ===========  ============  ===========

Total Assets                             $   840,976                $   659,154
                                         ============               ============

Allowance for Loan Losses as a
  Percent of Nonperforming Loans                 308%                        197%
                                         ============               ============


Nonperforming assets include loans that are 90 days or more past due or in nonaccrual status and other real estate owned. The increase in nonperforming commercial loans in the first quarter of 2003 was due almost entirely to one large commercial loan secured by real estate that was placed on nonaccrual status.